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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): February 20, 2003


Commission           Registrant,State of Incorporation        I.R.S. Employer
File Number          Address and Telephone Number             Identification No.

333-42427            J. CREW GROUP, INC.                      22-2894486
---------                                                     ----------

                     (Incorporated in New York)
                     770 Broadway
                     New York, New York 10003
                     Telephone: (212) 209-2500

333-42423            J. CREW OPERATING CORP.                   22-3540930
---------                                                      ----------

                     (Incorporated in Delaware)
                     770 Broadway
                     New York, New York 10003
                     Telephone: (212) 209-2500

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Item 5.  Other Events.


         On February 20, 2003, Jeffrey A. Pfeifle, the Company and the Company's majority stockholder entered into a Stockholders' Agreement, a copy of which is attached hereto as Exhibit 4.1.

Item 7. Exhibits.

        4.1  Stockholders' Agreement, dated February 20, 2003, between
             Jeffrey A. Pfeifle, J. Crew Group, Inc. and TPG Partners II, L.P.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    J. CREW GROUP, INC.


                                    By   /s/ Scott M. Rosen
                                       -----------------------------------------
                                       Name:  Scott M. Rosen
                                       Title: Executive Vice-President
                                              and Chief Financial Officer

Date:    February 25, 2003


                                       2

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

4.1            Stockholders' Agreement, dated February 20, 2003, between
               Jeffrey A. Pfeifle, J. Crew Group, Inc. and TPG Partners II, L.P.

                                       3